UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2022

Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40432	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6250 LBJ Freeway Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

(972) 387-3562
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TUEM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 23, 2022, Tuesday Morning Corporation (the “Company”) notified The Nasdaq Stock Market LLC (the “Nasdaq”) of the Company’s decision to voluntarily delist its common stock from The Nasdaq Capital Market and its intent to file a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) on or about January 2, 2023. As a result, the Company expects the delisting of its common stock to become effective on or about January 12, 2023. The delisting is the first step in a longer-term plan for the Company to deregister as a public company and terminate its obligations to make filings with the SEC.

The Company anticipates that its common stock will be quoted on the Pink Sheets platform or other market operated by OTC Markets Group Inc. (the “OTC”), and it currently intends to continue to provide information to its stockholders and to take such actions within its control to enable its common stock to be quoted in the Pink Sheets or on another OTC market so that a trading market may continue to exist for its common stock. There is no guarantee, however, that a broker will continue to make a market in the common stock and that trading of the common stock will continue on an OTC market or otherwise.

Item 7.01. Regulation FD Disclosure.

On December 23, 2022, the Company issued a press release as required by the Nasdaq listing rules regarding the decision by the Board to voluntarily delist the Company’s common stock from The Nasdaq Capital Market. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The foregoing is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will they be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release, dated December 23, 2022

104	Cover Page Interactive Data File, formatted in Inline XBRL (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

By:	/s/ Jennyfer R. Gray
	Name:	Jennyfer R. Gray
	Title:	Vice President, Interim General Counsel and Corporate Secretary

Date: December 23, 2022